™ Trademark Q4 and Full Year 2014 Earnings Summary March 5, 2015 Exhibit 99.2

Introductions & Disclosure Rules

Disclosure Rules
Introductions
Chris Pappas, President & CEO
John Feenan, Executive Vice President & CFO
David Stasse, Vice President, Treasury & Investor Relations
The forward looking statements contained in this presentation involve risks and uncertainties that may affect the Company's operations, markets, products, services, prices and other factors. These risks and uncertainties include, but are not limited to, economic, competitive, legal, governmental and technological factors. Accordingly, there is no assurance that the Company's expectations expressed in such forward looking statements will be realized. The Company assumes no obligation to provide revisions to any forward looking statements in this presentation should circumstances change.
This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including Adjusted EBITDA, Adjusted EBITDA excluding inventory revaluation, Adjusted Net Income (loss), Adjusted Net Income (loss) excluding inventory revaluation, Adjusted EPS, and Adjusted EPS excluding inventory revaluation.  We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance.  We have provided a reconciliation of these measures in the Appendix section of this presentation.

Agenda 3 Business Overview Financial Review Forward Focus Q&A

Trinseo Business Overview

Engineered Polymers
Revenue: $1,036MM
Adj EBITDA: $13MM
Styrenics
Revenue: $2,197MM
Adj EBITDA: $87MM
Emulsion Polymers
Revenue: $1,895MM
Adj EBITDA: $234MM
Adj EBITDA ex Inv Reval: $246MM
Plastics
Revenue: $3,233MM
Adj EBITDA: $100MM
Adj EBITDA ex Inv Reval: $153MM
Synthetic Rubber
Revenue: $634MM
Adj EBITDA: $137MM
2014 Revenue: $5,128MM
2014 Adj EBITDA: $262MM
2014 Adj EBITDA ex Inv Reval: $326MM
Latex
Revenue: $1,261MM
Adj EBITDA: $97MM
NOTE: Division and Segment Adjusted EBITDA and Adjusted EBITDA excluding inventory revaluation exclude Corporate Segment Adjusted EBITDA of $(73)MM. Totals may not sum due to rounding.
Consistent volumes and
EBITDA
8% volume growth in
Asia
Double digit volume
growth in carpet
High single digit volume
growth in Performance
Latex
28% SSBR volume
growth
Mix shift toward more
differentiated grades
SSBR now 45% of total
volume
eSSBR now greater than
50% of SSBR volume
Purchased 25kt of SSBR
capacity rights from JSR
Trialing Generation 4 SSBR
Styrene operating rates in
mid-80s
Elevated Q4 SM margins
due to outages
Polystyrene volume decline
driven by customer
destocking in last half of
year
$50MM of equity earnings
Polycarbonate restructuring
completed
Polycarbonate operating
rates now greater than
80%
Automotive volumes up 5%
excluding LATAM
CEM volume up 7%

Trinseo Business Overview – Q4

Engineered Polymers
Revenue: $247MM
Adj EBITDA: $8MM
Styrenics
Revenue: $452MM
Adj EBITDA: $(4)MM
Emulsion Polymers
Revenue: $423MM
Adj EBITDA: $49MM
Adj EBITDA ex Inv Reval: $62MM
Plastics
Revenue: $700MM
Adj EBITDA: $4MM
Adj EBITDA ex Inv Reval: $63MM
#3 Polystyrene Globally Leading Player
Synthetic Rubber
Revenue: $137MM
Adj EBITDA: $30MM
Top 3 SSBR Globally
Revenue: $1,122MM
Adj EBITDA: $32MM
Adj EBITDA ex Inv Reval: $104MM
Latex
Revenue: $286MM
Adj EBITDA: $18MM
#1 Globally in SB Latex
End
markets
Market
position
Performance tires
Standard tires
Polymer modification
Technical rubber goods
Coated paper and packaging
board
Carpet and artificial turf
backings
Tape saturation
Cement modification
Building products
$5+ billion in annual revenue, world leader in the production of latex, rubber and plastics
Appliances
Consumer goods
Construction/sheet
Packaging
Automotive
Consumer electronics
Automotive
Consumer electronics
Construction/sheet
Electrical and lighting
Medical devices
NOTE: Division and Segment Adjusted EBITDA and Adjusted EBITDA excluding inventory revaluation exclude Corporate Unallocated Adjusted EBITDA of $(20)MM. Totals may not sum due to rounding.

Key Styrene Raw Material Trends

Europe
(1)
Asia
(2)
Styrene
Ethylene
Benzene
Styrene
Ethylene
Benzene
SM
Margin
SM
Margin
Q3 to Q4
+$100/MT
Q3 to Q4
+$35/MT
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
Source: IHS.  (1) Styrene: W. Europe Contract Monthly Market (Delivered W. Europe); Benzene: 50% W. Europe Spot Avg (CIF NW Europe / Basis ARA) and 50% W. Europe Contract – Monthly Market
(FOB/CIF W. Europe); Ethylene: W. Europe Contract – Market Pipeline  (Delivered W. Europe).  (2) Styrene: NE Asia Avg Spot Posting (CFR China); Benzene: NE Asia Spot Avg (FOB S. Korea); Ethylene:
NE Asia Spot Avg (CFR NE Asia).  Margin: Styrene less 80% * Benzene less 30% * Ethylene.

Benzene Contract = $960/MT
Styrene Margins in Declining Price Environment

Styrene Contract ~ $1,500/MT
Benzene Spot
Benzene 50/50
• Styrene products (e.g. polystyrene, latex) pricing driven largely by beginning of month styrene contract price
• Styrene margins increased through the month
$114/MT = $4MM EBITDA
(1)
(1)  Based on normal monthly styrene production of 50 KMT and corresponding 40 KMT benzene consumption.
December 2014
600
700
800
900
1,000

™ Trademark Financial Review John Feenan EVP & CFO

Inventory Revaluation

• Inventory revaluation represents the
difference in raw material cost between the
FIFO accounting basis and the current
period cost
• It can be estimated by taking the expected
change in raw material cost during the
period, and multiplying that by the inventory
quantity
Q3 Q4 Q1 Q3 Q4 Q1 Q3 Q4 Q1
0
200
400
600
800
1,000
1,200
1,400
1,600
Benzene Ethylene Butadiene
Europe Feedstock Cost
Cost Inv Reval
Q4 to Q1 Inventory Q1 Est
Product* ($/MT) (KMT) ($MM)
Europe Benzene (300) 52 (16)
Europe Ethylene (174) 18 (3)
Europe Butadiene (276) 45 (12)
Asia Benzene (97) 36 (3)
Asia Ethylene (8) 12 (0)
NA Styrene (298) 20 (6)
(41)
*Europe Benzene: W. Europe Contract – Monthly Market (FOB/CIF W. Europe); Europe Ethylene: W. Europe Contract – Market Pipeline  (Delivered W. Europe); Europe Butadiene: W.
Europe Contract Market (ExW/Del pr09 W. Europe); Asia Benzene: NE Asia Spot Avg (FOB S. Korea); Asia Ethylene: NE Asia Spot Avg (CFR NE Asia); North America Styrene: North
America Contract – Market (FOB United States).

Trinseo Quarterly Results

NOTE: Totals may not sum due to rounding.
F/(U) vs.
(in $millions, unless noted)
Q4'14 Q3'14 Q4'13 Q4'13
Volume (MMlbs) 1,223 1,315 1,218
Revenue 1,122 1,305 1,245 (14)% (10)%
Volume (6)% (0)%
Price (5)% (5)%
FX (3)% (4)%
Adj EBITDA 32 62 93
Adj EBITDA ex Inv Reval 104 62 81
Adj EBITDA ex Inv Reval Margin 9% 5% 7%
Adj Net Income (loss) (23) 1 22
Adj Net Income ex Inv Reval 37 1 15
Wtd Avg Shares Outstanding (000) 48,770 48,770 37,270
Adjusted EPS ($) (0.48) 0.01 0.58
Adjusted EPS ($) ex Inv Reval 0.77 0.02
Q3'14
0.39

Latex NOTE: Totals may not sum due to rounding. Volume in millions of pounds. 11

Synthetic Rubber NOTE: Totals may not sum due to rounding. Volume in millions of pounds. 12

13 Styrenics NOTE: Totals may not sum due to rounding. Volume in millions of pounds. Adjusted EBITDA includes earnings from equity affiliate (Americas Styrenics).

Engineered Polymers 14 NOTE: Totals may not sum due to rounding. Volume in millions of pounds. Adjusted EBITDA includes earnings and losses from equity affiliate (Sumika Styron).

(1) Free Cash Flow = cash from operating activities + cash from investing activities – change in restricted cash.  2014 value of $81 million excludes approximately $56 million of termination fees for Latex JV
Option and Bain Advisory Agreement.   (2) A/R Securitization facility commitment of $200MM ($136MM available at Q4’14) and Revolving Credit facility commitment of $300MM ($293MM available at Q4’14).
NOTE:  Totals may not sum due to rounding.
Balance Sheet and Cash Flow

™ Trademark 2015 Focus Chris Pappas President & CEO

Key Styrene Raw Material Trends

Europe
(1)
Asia
(2)
Q4 to Q1
-$75/MT
Q4 to Q1
+$50/MT
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
Source: IHS.  (1) Styrene: W. Europe Contract Monthly Market (Delivered W. Europe); Benzene: 50% W. Europe Spot Avg (CIF NW Europe / Basis ARA) and 50% W.
Europe Contract – Monthly Market (FOB/CIF W. Europe); Ethylene: W. Europe Contract – Market Pipeline  (Delivered W. Europe).  (2) Styrene: NE Asia Avg Spot Posting
(CFR China); Benzene: NE Asia Spot Avg (FOB S. Korea); Ethylene: NE Asia Spot Avg (CFR NE Asia).  Margin: Styrene less 80% * Benzene less 30% * Ethylene.
Styrene
Ethylene
Benzene
Styrene
Ethylene
Benzene

Key Butadiene Price Trends

Butadiene
Source: IHS. Asia: NE Asia Spot (CFR NE Asia) Europe: W. Europe Contract Market (ExW/Del pr09 W. Europe); NA: North America Contract Market (FOB US Gulf Coast).
Europe
Asia
North America
400
800
1,200
1,600
2,000
2,400

New Business Segmentation
Performance Materials
Revenue: $2,716MM
Adj EBITDA: $304MM
Adj EBITDA ex Inv Reval: $319MM
Basic Plastics & Feedstocks
Revenue: $2,412MM
Adj EBITDA: $31MM
Adj EBITDA ex Inv Reval: $79MM
Latex
Revenue: $1,261MM
Adj EBITDA: $97MM
New business segmentation financial reporting effective as of January 1, 2015
Strategic Intent:
Strategic Intent:
Styrenic Polymers / Americas Styrenics
Polycarbonate
Feedstocks
Synthetic Rubber
Revenue: $634MM
Adj EBITDA: $137MM
Performance
Plastics
Revenue: $821MM
Adj EBITDA: $69MM
Trinseo
2014 Revenue: $5,128MM
2014 Adj EBITDA: $262MM
2014 Adj EBITDA ex Inv Reval: $326MM
NOTE: Division and Segment Adjusted EBITDA and Adjusted EBITDA excluding inventory revaluation exclude Corporate Segment Adjusted EBITDA of $(73)MM. Totals may not sum due to rounding.
Grow EBITDA via technology leadership in
focused markets
Organic growth and possible bolt-on
acquisitions
Generate cash via cost control and margin
improvement
No organic investment but possible industry
consolidation

2015 Expectations

Performance Materials
Basic Plastics
& Feedstocks
Synthetic Rubber Latex
Performance
Plastics
General
•
Q1: Unfavorable inventory revaluation impact of about $40 million; currency impact versus Q4 of about $3 million
•
Q2: Inventory revaluation to reverse to positive on expected rising feedstocks
•
Full Year: Currency impact versus 2014 of about $25 million at 1.15 USD/EUR
Q1: Seasonally higher
volume versus Q4
2015: Continued steady
performance; growth in
Asia and performance
latex volumes
Q1: Sequentially higher
EBITDA due to seasonally
high volume; offset by FX
& inv reval
2015: Higher SSBR
volume with offsets from
FX, margin, and
technology investments;
Q2 turnaround sequential
$10MM impact
Q1: Significantly higher
margins due to lower raw
material cost
2015: Improvement over
2014 due to product
growth and higher margins
Q1: Higher styrenic
polymer and  PC margins
as well as higher JV
income partially offset by
lower styrene margin
2015: Full year of PC
restructuring benefit with
cyclical upside; SM in
cyclical rebound; Q2
styrenic polymers
turnaround $6MM impact

™ Trademark Q&A

™ Trademark Appendix

US GAAP to Non-GAAP Reconciliation

NOTE: The tax effect of inventory revaluation is estimated in a similar manner as tax calculated on all other earnings during each period.
(in $millions, unless noted) Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 2012 2013 2014
Net Income (Loss) 30.1 1.9 (1.2) (0.5) (9.7) (28.1) 4.9 10.6 17.1 (44.6) (10.1) (29.7) 30.3 (22.2) (67.3)
Interest expense, net 25.7 26.6 28.6 29.1 32.3 33.7 32.9 33.1 32.8 32.6 30.1 29.4 110.0 132.0 124.9
Provision for (benefit from) income taxes 25.1 (6.1) 10.3 (11.8) (0.1) 2.2 6.0 13.8 12.8 5.4 3.7 (2.1) 17.5 21.8 19.7
Depreciation and amortization 20.9 22.0 20.0 22.7 23.9 24.0 23.2 24.2 23.7 27.2 27.8 24.9 85.6 95.2 103.7
EBITDA 101.8 44.4 57.7 39.5 46.4 31.8 67.0 81.7 86.4 20.6 51.5 22.5 243.4 226.8 181.0
Loss on extinguishment of long-term debt - - - - 20.7 - - - - - 7.4 - - 20.7 7.4
Other non-recurring items - - (0.7) - 1.1 - - (0.4) - 32.5 1.9 3.9 (0.6) 0.8 38.4
Restructuring and other charges 7.8 0.1 (0.4) - - 6.5 2.6 1.8 0.5 2.1 0.8 6.6 7.5 10.8 10.0
Net (gains) / losses on dispositions of businesses and assets - - - - - 3.2 1.0 - - - - (0.6) - 4.2 (0.6)
Fees paid pursuant to advisory agreement 1.1 1.2 1.1 1.2 1.2 1.2 1.2 1.2 1.2 24.2 - - 4.6 4.7 25.4
Asset impairment charges or write-offs - - - - - 0.7 - 9.2 - - - - - 9.9 -
Adjusted EBITDA 110.7 45.7 57.7 40.7 69.4 43.4 71.8 93.5 88.1 79.4 61.6 32.4 254.9 277.9 261.6
Inventory Revaluation (52.1) 9.2 2.4 2.1 (0.2) 26.2 26.4 (12.0) (5.6) (2.6) 0.8 71.8 (38.4) 40.4 64.4
Adjusted EBITDA Ex Inv Reval 58.6 54.9 60.0 42.8 69.3 69.6 98.2 81.5 82.5 76.8 62.3 104.2 216.5 318.3 326.0
Adjusted EBITDA to Adjusted Net Income Ex Inv Reval
Adjusted EBITDA 110.7 45.7 57.7 40.7 69.4 43.4 71.8 93.5 88.1 79.4 61.6 32.4 254.9 277.9 261.6
Interest expense, net 25.7 26.6 28.6 29.1 32.3 33.7 32.9 33.1 32.8 32.6 30.1 29.4 110.0 132.0 124.9
Provision for (benefit from) income taxes - Adjusted 27.1 (4.0) 10.5 1.9 4.9 3.9 5.2 14.4 12.0 10.1 5.4 1.8 35.4 28.4 29.4
Depreciation and amortization - Adjusted 20.9 22.0 20.0 22.7 23.9 23.9 23.2 24.2 23.7 25.8 25.6 24.5 85.6 95.2 99.6
Adjusted Net Income 37.0 1.1 (1.4) (13.0) 8.3 (18.1) 10.5 21.8 19.6 10.9 0.5 (23.3) 23.9 22.3 7.7
Inventory Revaluation (52.1) 9.2 2.4 2.1 (0.2) 26.2 26.4 (12.0) (5.6) (2.6) 0.8 71.8 (38.4) 40.4 64.4
Tax effect of inv reval 13.6 3.0 (4.8) (6.0) 0.1 (7.6) (1.9) 4.9 1.2 0.8 (0.1) (11.1) 5.9 (4.3) (9.3)
Adjusted Net Income Ex Inv Reval (1.5) 13.3 (3.8) (16.9) 8.2 0.5 35.0 14.7 15.2 9.1 1.2 37.4 (8.6) 58.4 62.8
Weighted Average Shares Outstanding (thousands) 37,270 37,270 37,270 37,270 37,270 38,912 48,770 48,770 37,270 43,476
Adjusted EPS ($) 0.22 (0.49) 0.28 0.58 0.53 0.28 0.01 (0.48) 0.60 0.18
Adjusted EPS ($) Ex Inv Reval 0.22 0.01 0.94 0.39 0.41 0.23 0.02 0.77 1.57 1.44
Adjustments by Statement of Operations Caption
Loss on extinguishment of long-term debt - - - - 20.7 - - - - - 7.4 - - 20.7 7.4
Selling, general and administrative expenses 8.9 1.3 0.7 1.2 1.2 8.4 3.8 12.2 1.7 26.3 2.7 10.5 12.2 25.5 41.3
Other expense (income), net - - (0.7) - 1.1 3.2 1.0 (0.4) - 32.5 - (0.6) (0.7) 4.9 31.9
Total EBITDA Adjustments 8.9 1.3 - 1.2 23.0 11.6 4.8 11.8 1.7 58.8 10.1 9.9 11.5 51.1 80.6

Selected Segment Information

NOTE: Totals may not sum due to rounding.
(in $millions, unless noted) Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 2012 2013 2014
Latex 330 317 327 301 307 305 310 288 299 295 309 289 1,275 1,210 1,193
Synthetic Rubber 125 106 116 130 137 125 128 133 155 142 136 135 477 523 568
Emulsion Polymers 455 423 443 431 444 429 438 422 454 437 445 424 1,752 1,733 1,761
Styrenics 664 652 679 614 669 679 644 597 686 689 671 606 2,608 2,588 2,653
Engineered Polymers 218 201 194 192 199 203 200 199 204 201 199 193 804 801 796
Plastics 882 852 873 806 867 881 844 796 890 890 870 799 3,413 3,389 3,449
Trade Volume (MMLbs) 1,337 1,275 1,316 1,237 1,311 1,311 1,282 1,218 1,344 1,327 1,315 1,223 5,165 5,122 5,210
Latex 398 422 375 351 357 345 332 308 326 321 328 286 1,545 1,341 1,261
Synthetic Rubber 193 175 155 179 176 156 142 148 177 165 155 137 702 622 634
Emulsion Polymers 590 597 530 530 533 501 474 456 503 486 484 423 2,247 1,963 1,895
Styrenics 528 538 542 541 602 597 576 530 594 590 561 452 2,149 2,305 2,197
Engineered Polymers 278 274 255 249 256 263 259 260 262 266 261 247 1,056 1,039 1,036
Plastics 806 812 797 790 858 861 835 790 856 855 822 700 3,205 3,344 3,233
Net Sales 1,396 1,409 1,327 1,320 1,392 1,362 1,309 1,245 1,359 1,341 1,305 1,122 5,452 5,307 5,128
Latex 27 39 33 27 27 29 27 24 26 27 26 18 125 106 97
Synthetic Rubber 44 24 19 24 31 28 13 42 43 37 27 30 111 113 137
Emulsion Polymers 71 63 51 51 57 56 39 66 69 64 53 49 237 220 234
Styrenics 49 (9) 24 19 25 21 67 52 42 27 22 (4) 83 165 87
Engineered Polymers 16 2 13 0 (1) (3) 2 2 (2) 5 2 8 32 0 13
Plastics 66 (7) 37 19 25 18 69 54 40 32 23 4 115 165 100
Corporate (26) (11) (30) (29) (13) (31) (37) (27) (21) (17) (15) (20) (96) (107) (73)
Adjusted EBITDA 111 46 58 41 69 43 72 93 88 79 62 32 255 278 262
Emulsion Polymers 51 66 63 54 60 63 60 58 66 64 54 62 234 241 246
Plastics 34 0 27 18 22 37 75 50 37 30 23 63 79 184 153
Corporate (26) (11) (30) (29) (13) (31) (37) (27) (21) (17) (15) (20) (96) (107) (73)
Adjusted EBITDA excl Inv Reval 59 55 60 43 69 70 98 81 83 77 62 104 217 318 326
Styrenics (5) (8) (7) (7) (3) (9) (15) (12) (16) (7) (11) (17) (27) (39) (50)
Engineered Polymers (1) 1 (0) 0 0 0 (0) (0) 1 1 2 (1) (0) 0 3
Plastics (6) (7) (7) (7) (3) (9) (15) (12) (15) (5) (9) (18) (27) (39) (48)
Equity in earnings of affiliates (6) (7) (7) (7) (3) (9) (15) (12) (15) (5) (9) (18) (27) (39) (48)

Selected NEW Segment Information

NOTE: Totals may not sum due to rounding.
(in $millions, unless noted) Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 2012 2013 2014
Latex 330 317 327 301 307 305 310 288 299 295 309 289 1,275 1,210 1,193
Synthetic Rubber 125 106 116 130 137 125 128 133 155 142 136 135 477 523 568
Performance Plastics 152 159 146 142 140 150 145 144 144 147 145 145 598 579 581
Performance Materials 607 582 589 573 584 580 583 566 598 584 591 569 2,350 2,312 2,342
Basic Plastics & Feedstocks 730 694 727 664 727 731 699 652 746 743 725 654 2,814 2,810 2,867
Trade Volume (MMLbs) 1,337 1,275 1,316 1,237 1,311 1,311 1,282 1,218 1,344 1,327 1,315 1,223 5,165 5,122 5,210
Latex 398 422 375 351 357 345 332 308 326 321 328 286 1,545 1,341 1,261
Synthetic Rubber 193 175 155 179 176 156 142 148 177 165 155 137 702 622 634
Performance Plastics 212 225 205 197 196 208 201 203 202 210 208 202 839 808 821
Performance Materials 802 822 735 727 729 709 675 658 705 695 691 624 3,086 2,771 2,716
Basic Plastics & Feedstocks 594 587 592 593 663 652 634 587 654 645 614 498 2,366 2,536 2,412
Net Sales 1,396 1,409 1,327 1,320 1,392 1,362 1,309 1,245 1,359 1,341 1,305 1,122 5,452 5,307 5,128
Latex 27 39 33 27 27 29 27 24 26 27 26 18 125 106 97
Synthetic Rubber 44 24 19 24 31 28 13 42 43 37 27 30 111 113 137
Performance Plastics 21 13 20 16 13 10 17 21 17 17 19 16 70 62 69
Performance Materials 92 77 71 66 71 67 56 87 87 81 72 65 306 281 304
Basic Plastics & Feedstocks 45 (20) 17 3 11 8 52 33 23 16 4 (12) 45 103 31
Corporate (26) (11) (30) (29) (13) (31) (37) (27) (21) (17) (15) (20) (96) (107) (73)
Adjusted EBITDA 111 46 58 41 69 43 72 93 88 79 62 32 255 278 262
Performance Materials 71 78 85 68 71 77 79 77 82 80 73 85 301 304 319
Basic Plastics & Feedstocks 14 (12) 6 4 11 23 56 31 22 13 4 40 12 121 79
Corporate (26) (11) (30) (29) (13) (31) (37) (27) (21) (17) (15) (20) (96) (107) (73)
Adjusted EBITDA excl Inv Reval 59 55 60 43 69 70 98 81 83 77 62 104 217 318 326
Basic Plastics & Feedstocks (6) (7) (7) (7) (3) (9) (15) (12) (15) (5) (9) (18) (27) (39) (48)
Equity in earnings of affiliates (6) (7) (7) (7) (3) (9) (15) (12) (15) (5) (9) (18) (27) (39) (48)